Exhibit 99.1

Delta: Setting A New Standard Deutsche Bank Global Industrials and Basic Materials Conference June 4, 2014

2 This presentation contains various projections and other forward-looking statements which represent Delta’s estimates or expectations regarding future events. All forward-looking statements involve a number of assumptions, risks and uncertainties, many of which are beyond Delta’s control, that could cause the actual results to differ materially from the projected results. Factors which could cause such differences include, without limitation, business, economic, competitive, industry, regulatory, market and financial uncertainties and contingencies, as well as the “Risk Factors” discussed in Delta’s SEC filings. Caution should be taken not to place undue reliance on Delta’s forward-looking statements, which represent Delta’s views only as of the date of this presentation, and which Delta has no current intention to update. In this presentation, we will discuss certain non-GAAP financial measures. You can find the reconciliations of those measures to comparable GAAP measures on our website at delta.com. Safe Harbor

3 Setting A New Standard Taking Momentum into 2014 Setting the Long-Term Foundation Balanced Capital Deployment Leveraging Delta’s strengths with initiatives to further our financial momentum and achieve long-term financial goals Building on a record setting 2013 with further earnings growth, margin expansion and free cash flow generation in 2014 Balanced cash deployment allows for reinvestment in the business, strengthening the balance sheet through debt and pension reduction, and returning cash to shareholders

4 Outpacing The Airline Industry •Delta is the leader in an evolving industry $3,038 $2,563 $1,408 $904 $688 $262 • Record $444 million pre-tax profit, a $363 million increase year over year, with 400 basis points of pre- tax margin expansion • $390 million of free cash flow, adjusted net debt of $9.1 billion, $600 million contributed to the pension plans, and $175 million returned to shareholders • Highest customer satisfaction scores among network carriers • Recognized as Fortune’s “Most Admired Airline”, “Best Airline” by Business Travel News, and “Airline of the Year” by Air Transport World LTM 1Q14 Pre-Tax Income ($M) March Quarter 2014 Highlights Excludes special items

Taking Momentum Into 2014

KEEP CLIMBING DELTA

- Producing a record June quarter result with 10% top line growth, ~400 bps of margin expansion, and nearly $1.5 billion of free cash flow

	June 2014 Quarter Estimate
Operating margin	14% - 16%
Fuel price	$2.93 - $2.98
CASM – ex fuel change year over year	Up 0% - 1%
Profit sharing	$350 million
System capacity change year over year	Up ~3%

Note: Fuel price includes taxes, settled hedges, refinery contribution and excludes MTM adjustments; CASM exfuel excludes special items and profit sharing

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Generating A Revenue Premium To The Industry

KEEP CLIMBING DELTA

- Investments in the network, product and operations have produced solid, sustainable revenue gains, with a pipeline of initiatives in place to keep the momentum going



Delta Passenger Unit Revenue vs. A4A Average
100%
102%
106%
106%
107%
2010
2011
2012
2013
YTD 2014

Initiatives To Keep Momentum Going

- Operational performance
- Corporate gains
- Investments in New York and Seattle
- International partnerships
  - Aeromexico
  - AFKLM / Alitalia
  - GOL
  - Virgin Atlantic
- Merchandising initiatives

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4.6% 3.7% 1.2% 0.3% 2012 1H13 2H13 1Q14 2Q14E Long Term <2% Growth 7 Sustaining Our Cost Performance •Initiatives have contributed to our ability to keep non-fuel unit costs below 2% Sustaining Our Cost Performance Non-Fuel Unit Cost Growth Excludes special items • A solid base of supply chain, productivity, and maintenance initiatives in 2013 established momentum for 2014 and beyond • Leveraging the strengths across the business to sustain this cost performance going forward –Domestic refleeting –Maintenance –Headcount –Supply chain –Productivity –Technology 0 –1%

Reducing Risk Across the Business 8 •Diversifying the top line –nearly 20% of annual revenues are generated from non-ticket sources like ancillary products and services, cargo and third-party business services •Immunized joint ventures with AirFrance/KLM/Alitalia, Virgin Atlantic and Virgin Australia hedge currency and economic risk Business Risk Financial Risk Labor Risk •Keeping fixed cost base low, including aircraft ownership, allows for flexibility with capacity levels •Reducing fuel risk through hedging and ownership of Trainer Refinery •Stronger balance sheet –nearly 50% reduction in debt since 2009 has lowered annual interest expense by $500+ million •Proactively addressing pension obligations –on path to reduce pension liability by two-thirds by 2020 at current funding levels •Partnering with employees produces the best relations in the industry •Profit sharing program aligns employees’ and shareholders’ interests •De-risking is key to driving better consistency of results throughout the business cycle

9 Long-Term Goals Guide the Planning Process •10-12% annual operating margins Operating Margin •Annual EPS growth of 10% - 15% EPS Growth •15%+ return on invested capital ROIC •$5+ billion annual operating cash flow with ~50% reinvested back into the business Cash Flow •Investment grade credit metrics and $7 billion adjusted net debt by 2015 Balance Sheet Long-term goals provided the core foundation… •Our long-term goals target solid margins and cash flow, investment grade quality balance sheet, and sustainable shareholder returns •11-14% operating margins Operating Margin •Annual EPS growth of 10%- 15% after 2014 EPS Growth •15-18% return on invested capital ROIC •$6 billion annual operating cash flow and $3 billion free cash flow Cash Flow •$5 billion adjusted net debt by 2016 and pension at 80% funded status by 2020 Balance Sheet …for our updated five year plan targets

10 2014’s Five Year Plan Continues Our Momentum •2014’s five year plan shows path to achieving our long-term financial goals with margin expansion, free cash flow generation, and balance sheet improvement Revenue Growth Strong Cash Flow Cost Efficiency Capacity Discipline Grow passenger, ancillary and third-party business revenues by harvesting investments in operational reliability, products, and network Maintain historical capacity discipline through conservative fuel and GDP assumptions and fleet flexibility Focus on all areas of the cost base –maintain non-fuel unit cost growth below 2% annually, manage fuel costs and risk through the refinery and hedging, and continue interest savings from debt reduction Allocate $6 billion annual operating cash flows to reinvestment in the business, strengthening the balance sheet through debt reduction and incremental pension funding, and returning cash to shareholders

$2.6 $3.8 $4.1 $4.8 $4.1 $2.9 $1.8 $1.3 $1.2 $0.9 $2.1 $2.6 $1.2 $1.3 $1.3 $2.0 $2.9 $2.3 $(2.0) $(1.0) $- $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 20132014E CapEx Operating Cash Flow 11 Strong Cash Generation in the Business •Strong operating cash flow, combined with disciplined capital spending, produces sustainable free cash flow Capital Spending and Operating Cash Flow ($B) Note: Includes pre-merger NWA; Excludes special items

12 Debt Reduction Remains A Priority •Debt levels have been reduced significantly, but more deleveringis needed; targeting $5 billion of adjusted net debt by the end of 2016 •Debt reduction provides earnings tailwind; interest expense at $5 billion debt level should be ~$350 million per year, down from $750 million in 2014 and $1.3 billion in 2009 Adjusted Net Debt $17.0B $15.0B $12.9B $11.7B $9.4B $5.0B 2009 2010 2011 2012 2013 2016E •Further deleveringcreates value by: –Reducing Delta’s cost of capital, lowering funding costs –Improving earnings through lower interest expense –De-risking the business through a healthier balance sheet –Providing more consistent access to the capital markets by reducing leverage and improving Delta’s credit metrics Excludes special items

13 Addressing Long-Term Pension Obligations •Plan to maintain pension funding at $1 billion per year through 2020, consistent with 2013-14 levels •Incremental pension funding helps drive balance sheet improvement –At current rates, pension would be 80% funded and balance sheet liability reduced to $3.5 billion by 2020 –With a 100 bps increase in discount rates, the liability would decline to $2 billion over that time •Higher funded status will reduce pension expense, currently at $230 million for 2014 •Plans are permanently frozen and closed to new participants. No additional benefits are accruing to existing plan participants •Continued flexibility on future funding as a result of airline relief contained in the Pension Protection Act of 2006 –Delta has until 2031 to fully fund pension plans Pension Funded Status 40% 50% 60% 70% 80% 90% 100% 2014 2017 2020 At current discount rates With 100 bps increase in discount rates •Targeting 80% funded status by 2020

14 Increasing Shareholder Returns •Demonstrating a strong commitment to shareholder returns with 50% increase to the dividend and a new $2 billion share repurchase authorization •Return levels moving closer to averages of high quality industrial peer set Regular Dividend $300 million per year Share Repurchase Authorization $2 billion through 2016 •Dividend represents a long-term commitment to returning cash to our owners •Increasing quarterly dividend by 50% to $0.09 per share beginning in the September 2014 quarter •Share repurchase program provides flexibility to adapt to seasonal cash flows and changing economic conditions -Have shown our willingness to accelerate buybacks with excess free cash flow •New $2 billion share repurchase to be completed no later than December 31, 2016 -May 2013 $500 million authorization completed two years ahead of its expiration date Plan To Return Additional $2.75 Billion To Shareholders Through 2016

•Plan targets compare favorably with other high quality industrial transports and should help drive better valuations 15 The Path To Improved Valuation 14% Delta High Quality Industrial Transports ROIC Delta High Quality Industrial Transports EPS Growth $3.0B $1.5B Delta High Quality Industrial Transports Free Cash Flow Note: High quality industrial transports are companies with similar index characteristics to Delta –part of S&P 500 and Dow Transportation Index (CHRW, CSX, EXPD, FDX, KSU, NSC, R, UNP, UPS); For high quality industrial transports, ROIC is five year historical average and free cash flow and EPS growth are 2014-16 analyst consensus. Data source is Thomson One 10 –15% 10.9 12.8 13.0 13.2 15.3 15.4 16.0 16.7 18.5 18.9 19.8 Forward Price to Earnings EV to EBITDA 5.8 7.1 7.2 8.3 9.1 9.8 9.9 11.0 11.4 12.5 13.1 15 –18% 14% Excludes special items

Non-GAAP Financial Measures

Delta sometimes uses information ("non-GAAP financial measures") that is derived from the Consolidated Financial Statements, but that is not presented in accordance with accounting principles generally accepted in the U.S. ("GAAP"). Under the U.S. Securities and Exchange Commission rules, non-GAAP financial measures may be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results. The tables below show reconciliations of non-GAAP financial measures used in this presentation to the most directly comparable GAAP financial measures.

Forward Looking Projections. Delta is unable to reconcile certain forward-looking projections to GAAP as the nature or amount of special items cannot be estimated at this time.

Non-GAAP Reconciliations Non-GAAP Financial Measures 17 Delta sometimes uses information ("non-GAAP financial measures") that is derived from the Consolidated Financial Statements, but that is not presented in accordance with accounting principles generally accepted in the U.S. ("GAAP"). Under the U.S. Securities and Exchange Commission rules, non- GAAP financial measures may be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results. The tables below show reconciliations of non-GAAP financial measures used in this press release to the most directly comparable GAAP financial measures. Forward Looking Projections. Delta is unable to reconcile certain forward-looking projections to GAAP as the nature or amount of special items cannot be estimated at this time.

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Pre-Tax Income & Margin

Delta excludes special items from pre-tax income because management believes the exclusion of these items is helpful to investors to evaluate the company's recurring core operational performance in the periods shown. Therefore, we adjust for these amounts to arrive at more meaningful financial measures. Special items excluded in the tables below showing the reconciliation of pre-tax income are:

Mark-to-market adjustments on fuel hedges recorded in periods other than the settlement period (“MTM adjustments”). MTM adjustments are based on market prices at the end of the reporting period for contracts settling in future periods. Such market prices are not necessarily indicative of the actual future value of the underlying hedge in the contract settlement period. Therefore, excluding these adjustments allows investors to better understand and analyze the company's core operational performance in the periods shown.

Restructuring and other items. Because of the variability in restructuring and other items, the exclusion of this item is helpful to investors to analyze the company’s recurring core operational performance in the periods shown.

Loss on extinguishment of debt and other. Because of the variability in loss on extinguishment of debt and other, the exclusion of this item is helpful to investors to analyze the company’s recurring core operational performance in the periods shown.

	Three Months Ended March 31,			Last Twelve Months Ended March 31,
(in millions)	2014	2013	Change	2014
Pre-tax income	$335	$3		$2,859
Items excluded:
MTM adjustments	34	(24)		(218)
Restructuring and other items	49	102		349
Loss on extinguishment of debt and other	26	–		48
Pre-tax income, excluding special items	$444	$81	$363	$3,038

	2014	2013	Change
Pre-tax margin	3.8%	0.0%
Items excluded:
MTM adjustments	0.4%	-0.2%
Restructuring and other items	0.5%	1.2%
Loss on extinguishment of debt and other	0.3%	0.0%
Pre-tax margin, excluding special items	5.0%	1.0%	400 pts

Non-GAAP Reconciliations Pre-Tax Income and Margin 18 Last Twelve Months Ended (in millions) 2014 2013 Change March 31, 2014 Pre-tax income 335$ 3$ 2,859$ Items excluded: MTM adjustments 34 (24) (218) Restructuring and other items 49 102 349 Loss on extinguishment of debt and other 26 - 48 Pre-tax income, excluding special items 444$ 81$ 363$ 3,038$ 2014 2013 Change Pre-tax margin 3.8% 0.0% Items excluded: MTM adjustments 0.4% -0.2% Restructuring and other items 0.5% 1.2% Loss on extinguishment of debt and other 0.3% 0.0% Pre-tax margin, excluding special items 5.0% 1.0% 400 pts Three Months Ended March 31, Delta excludes special items from pre-tax income and margin because management believes the exclusion of these items is helpful to investors to evaluate the company's recurring core operational performance in the periods shown. Therefore, we adjust for these amounts to arrive at more meaningful financial measures. Special items excluded in the tables below showing the reconciliation of pre-tax income are: Mark-to-market adjustments on fuel hedges recorded in periods other than the settlement period ("MTM adjustments"). MTM adjustments are based on market prices at the end of the reporting period for contracts settling in future periods. Such market prices are not necessarily indicative of the actual future value of the underlying hedge in the contract settlement period. Therefore, excluding these adjustments allows investors to better understand and analyze the company's core operational performance in the periods shown. Restructuring and other items. Because of the variability in restructuring and other items, the exclusion of this item is helpful to investors to analyze the company’s recurring core operational performance in the periods shown. Loss on extinguishment of debt and other. Because of the variability in loss on extinguishment of debt and other, the exclusion of this item is helpful to investors to analyze the company’s recurring core operational performance in the periods shown.

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Free Cash Flow

Delta presents free cash flow because management believes this metric is helpful to investors to evaluate the company's ability to generate cash that is available for use for debt service or general corporate initiatives.

(in millions)	Three Months Ended March 31, 2014
Net cash provided by operating activities	$951
Net cash used in investing activities	(561)
Total free cash flow	$390

Adjusted Net Debt

Delta uses adjusted total debt, including aircraft rent, in addition to long-term adjusted debt and capital leases, to present estimated financial obligations. Delta reduces adjusted total debt by cash, cash equivalents and short-term investments resulting in adjusted net debt to present the amount of assets needed to satisfy the debt. Management believes this metric is helpful to investors in assessing the company’s overall debt profile.

	Three Months Ended March 31, 2014		December 31, 2013		December 31, 2012		December 31, 2011		December 31, 2010		December 31, 2009
Debt and capital lease obligations	$11.0		$11.3		$12.7		$13.8		$15.3		$17.2
Plus: unamortized discount, net from purchase accounting and fresh start reporting	0.4		0.4		0.5		0.6		0.6		1.1
Adjusted debt and capital lease obligations		$11.4		$11.7		$13.2		$14.4		$15.9		$18.3
Plus: 7x last twelve months' aircraft rent		1.4		1.5		1.9		2.1		2.7		3.4
Adjusted total debt		12.8		13.2		15.1		16.5		18.6		21.7
Less: cash, cash equivalents and short-term investments		(3.7)		(3.8)		(3.4)		(3.6)		(3.6)		(4.7)
Adjusted net debt		$9.1		$9.4		$11.7		$12.9		$15.0		$17.0

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Non-Fuel Unit Cost

Cost per Available Seat Mile or Non-Fuel Unit Cost (“CASM-Ex”): We exclude the following items from consolidated CASM to evaluate the company’s core cost performance:

Aircraft fuel and related taxes. The volatility in fuel prices impacts the comparability of year-over-year non-fuel financial performance. The exclusion of aircraft fuel and related taxes (including our regional carriers under capacity purchase arrangements) allows investors to better understand and analyze our non-fuel costs and our year-over-year financial performance.

Ancillary businesses. Our ancillary businesses include aircraft maintenance and staffing services we provide to third parties and our vacation wholesale operations. Because these businesses are not related to the generation of a seat mile, we exclude the costs related to these businesses to provide a more meaningful comparison of costs of our airline operations to the rest of the airline industry.

Profit sharing. We exclude profit sharing because this exclusion allows investors to better understand and analyze our recurring cost performance and provides a more meaningful comparison of our core operating costs to the airline industry.

Restructuring and other items and MTM adjustments. We exclude restructuring and other items and MTM adjustments from CASM for the same reasons described previously under the heading Pre-Tax Income & Margin.

	Year Ended December 31,
	2012		2011
CASM	14.97	¢	14.12	¢
Items excluded:
Aircraft fuel and related taxes	(5.32)		(5.00)
Ancillary businesses	(0.38)		(0.37)
Profit sharing	(0.16)		(0.11)
Restructuring and other items	(0.20)		(0.10)
MTM adjustments	0.01		(0.01)
CASM-Ex	8.92	¢	8.53	¢
Year-over-year change	4.6%

	Six Months Ended
	June 30,		June 30,		December 31,		December 31,
	2013		2012		2013		2012
CASM	15.12	¢	15.49	¢	14.44	¢	14.46	¢
Items excluded:
Aircraft fuel and related taxes	(5.14)		(5.42)		(4.94)		(5.22)
Ancillary businesses	(0.31)		(0.42)		(0.34)		(0.34)
Profit sharing	(0.12)		(0.12)		(0.31)		(0.20)
Restructuring and other items	(0.12)		(0.16)		(0.22)		(0.23)
MTM adjustments	(0.09)		(0.36)		0.31		0.37
CASM-Ex	9.34	¢	9.01	¢	8.94	¢	8.84	¢
Year-over-year change	3.7%				1.2%

	Three Months Ended March 31,
	2014		2013
CASM (cents)	15.39	¢	15.61	¢
Items excluded:
Aircraft fuel and related taxes	(5.01)		(5.28)
Ancillary businesses	(0.34)		(0.35)
Profit sharing	(0.18)		(0.04)
Restructuring and other items	(0.09)		(0.19)
CASM-Ex	9.77	¢	9.75	¢
	0.3%

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Capital Spending

Delta presents combined spending as if the company’s merger with Northwest Airlines had occurred at the beginning of the period presented because management believes this metric is helpful to investors to evaluate the company’s combined investing activities and provides a more meaningful comparison to our post-merger amounts.

(in billions)	Full Year 2013	Full Year 2008
Delta capital expenditures	$2.6	$1.5
Investment in Virgin Atlantic	0.3	–
Northwest capital expenditures	–	1.1
Total combined capital spending	$2.9	$2.6

Operating Cash Flow (net cash provided by operating activities, adjusted)

Delta presents net cash provided by operating activities because management believes this metric is helpful to investors to evaluate the company’s operating activities and cash flows.

(in billions)	Full Year 2013	Full Year 2012	Full Year 2008
Delta operating cash flow	$4.5	$2.5	$(1.7)
SkyMiles used pursuant to advance purchase under AMEX agreement	0.3	0.3	–
Northwest operating cash flow	–	–	0.2
Net cash provided by operating activities, adjusted	$4.8	$2.8	$(1.5)

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